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                         SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
    Check the appropriate box:
     [ ]   Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
     [ ]   Definitive Proxy Statement
     [ ]   Definitive Additional Materials
     [X]   Soliciting Material Under Rule 14a-12


                       NORTHFIELD LABORATORIES INC.

                (Name of Registrant as Specified in its Charter)

                             C. ROBERT COATES
                             ----------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)     Title of each class of securities to which transaction applies:
     2)     Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)     Proposed maximum aggregate value of transaction:
     5)     Total fee
            paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)     Amount Previously Paid:
     2)     Form, Schedule or Registration Statement No.:
     3)     Filing Party: C. Robert Coates
     4)     Date Filed: August 22, 2002

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C. ROBERT COATES' TRACK RECORD AT NORTHFIELD LABORATORIES, INC.


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

------------------        --------------------------------------------------     ----------------------
DATE                      EVENT                                                  Northfield Stock Price
------------------        --------------------------------------------------     ----------------------
     June 19, 2000     *  C.  Robert  Coates  sends a letter  to  Northfield     $12.38
                          shareholders faulting the "Wall of Silence" policy
                          of  Northfield's management "toward  communicating
                          with  shareholders,  the  medical  community,  the
                          press, and Wall Street."  The letter outlines  how
                          Northfield's  share prices lagged those  of  other
                          blood substitute companies.
------------------        --------------------------------------------------     ----------------------
     June 22, 2000     *  C.  Robert  Coates announces that he has  retained     $16.25
                          Beacon  Hill  Partners, Inc. as strategic  advisor
                          regarding opportunities to improve the shareholder
                          value of Northfield Labs.
------------------        --------------------------------------------------     ----------------------
   August 31, 2000     *  Mr. Coates announces his intention to file a slate     $15.63
                          of  four  candidates for election to the Board  of
                          Directors of Northfield Laboratories, Inc.
------------------        --------------------------------------------------     ----------------------
September 26, 2000     *  Mr.  Coates files a Schedule 14A Definitive  Proxy     $12.94
                          Statement with the SEC.

                       * On that same day, Mr. Coates and Northfield's senior management, Richard E. DeWoskin and Steven
                          A. Gould, MD meet to discuss ways to enhance the flow of information available to Northfield's shareholders and the scientific, business and investment communities.

                       * Subsequent to that meeting Northfield indicates that it plans to increase significantly the resources devoted to investor relations and to consider additional steps to provide enhanced information to its public investors. In addition, Northfield agrees to explore expanding its board to include additional independent directors with substantial FDA regulatory experience or a background in the pharmaceutical industry. Northfield also clarifies that shareholders attending the Annual Meeting would be free to ask questions and make statements.

                       *  Following  that meeting, Mr. Coates withdraws  his
                          proposed slate of directors and
                          ELECTS  NOT TO SOLICIT PROXIES in connection  with
                          the 2000 annual meeting.
------------------        --------------------------------------------------     ----------------------
    August 3, 2001     *  Northfield announces that it will host its  Annual     $16.69
                          Meeting  on August 31, 2001.  For the years  2000,
                          1999,  1998 and 1997, the meeting dates  had  been
                          October  12, October 28, September 28 and  October
                          17 respectively.
------------------        --------------------------------------------------     ----------------------
   August 10, 2001     *  Mr.  Coates files an action against Northfield and     $16.22
                          its   directors.   The  suit  alleges   that   the
                          defendants  inequitably advanced the  2001  annual
                          meeting from October 11, 2001, the date Northfield
                          had  publicly  identified as the expected  meeting
                          date,  to  August  31, 2001 for  the  purposes  of
                          preventing  Mr.  Coates from waging  an  effective
                          proxy contest.

                       *  The lawsuit also mentions "the lack of information
                          stockholders and the investing public  have  about
                          Northfield" - issues that Northfield had  promised
                          to  rectify,  as  captured in a  Northfield  press
                          release, one year earlier.
------------------        --------------------------------------------------     ----------------------
   August 16, 2001     *  Northfield   announces  that  it   had   completed     $19.84
                          preparation   of   all   its   Biologics   License
                          Application (BLA) components, including collection
                          and  analysis  of  its  clinical  trial  data  for
                          PolyHeme.  Neither  Northfield's  August  3,  2001
                          press   release  nor  its  August  3,  2001  Proxy
                          Statement mentioned Northfield's plan to file  the
                          BLA.
------------------        --------------------------------------------------     ----------------------
   August 17, 2001     *  Upon learning of Northfield's plan to file its BLA     $18.16
                          Mr. Coates withdraws his lawsuit. The prepared 14A
                          Proxy  Statement  is not filed and  NO  VOTES  ARE
                          SOLICITED.  Mr. Coates wishes to be  constructive,
                          not  disruptive  to  the  FDA  filing  process  by
                          Northfield
                          Laboratories.

                       * Northfield's stock price reaches an intra-day high of $21.25.

                       * Northfield issues a press release stating that "a shareholder of the company, has filed suit in Delaware to delay Northfield's annual meeting of shareholders scheduled for August 31, 2001."

                       *  Northfield's stock price falls and ends at  $18.16
                          to close the day.
------------------        --------------------------------------------------     ----------------------
 November 19, 2001     *  Northfield  announces "that it  received  comments     $13.25
                          from  the  U.S.  Food  and  Drug  Administration's
                          Center   for  Biologics  Evaluation  and  Research
                          (CBER) on its Biologics License Application (BLA),
                          submitted  August 2001.  CBER indicated that  they
                          are    seeking   additional   information   before
                          accepting the application for filing and issued  a
                          Refusal-to-File letter to the company."
------------------        --------------------------------------------------     ----------------------
 December 21, 2001     *  Northfield  announces that  "it  hopes  to  get  a     $9.95
                          meeting  on  the  FDA's  calendar  in  January  to
                          discuss  modifications  to its  Biologics  License
                          Application (BLA)."
------------------        --------------------------------------------------     ----------------------
      May 13, 2002     *  TheStreet.com   publishes   an   article    titled     $6.73
                          "Northfield's Game Plan Remains a Mystery."

                       * The article states, "It's been six months since U.S. drug regulators refused to review Northfield Laboratories' experimental blood substitute, PolyHeme. But company executives still aren't offering much insight into what's needed to get the product back on track."

                       *  It  also  adds,  "Thursday,  Northfield  President
                          Steven  Gould  said  he was  optimistic  that  the
                          'constructive  dialogue' with the  Food  and  Drug
                          Administration would lead the agency  to  reaccept
                          PolyHeme's  approval application for  review.  But
                          Gould  declined to give specifics,  nor  would  he
                          explain why these discussions are dragging  on  so
                          long."
------------------        --------------------------------------------------     ----------------------
      June 3, 2002     *  C.  Robert Coates files a proxy statement with the     $4.03
                          SEC  announcing that he and Bert  Williams III are
                          running  for election to the Northfield  board  at
                          the upcoming annual meeting.
------------------        --------------------------------------------------     ----------------------
      June 4, 2002     *  Dow  Jones  reports  that  C.  Robert  Coates,  if     $4.25
                          elected, "would immediately pressure the  board to
                          remove  Richard  DeWoskin as chief  executive  and
                          then  begin  a  search for a major equity  partner
                          with pharmaceutical experience to get PolyHeme  to
                          market as soon as possible."
------------------        --------------------------------------------------     ----------------------
      July 9, 2002     *  Messrs.  Coates  and Williams announce  they  will     $3.71
                          "challenge Northfield's CEO and directors  in  (a)
                          proxy contest."

                       *  Mr. Coates adds, "Northfield needs more money, and
                          it  needs a CEO who can get the job done  for  the
                          shareholders. We think the only way to remedy  the
                          present  situation  is  to partner  with  a  major
                          pharmaceutical  firm  on  terms  satisfactory   to
                          shareholders. In addition to infusing much  needed
                          capital  into the company before it  runs  out  of
                          money,  this pharmaceutical company would  provide
                          Northfield  with  an  experienced  CEO   and   the
                          marketing  and  manufacturing  expertise  that  is
                          missing."
------------------        --------------------------------------------------     ----------------------
     July 11, 2002     *  Northfield announces that it had received  Messrs.     $3.46
                          Coates' and Williams' director nominations.

                       * Northfield adds that "Coates has spoken by telephone with the members of the nominating committee to discuss his nomination", but fails to mention that:

                          * The nominating committee declined to discuss Mr. Coates' credentials.

                          *  The nominating committee had not contacted
                             Mr. Williams.
------------------        --------------------------------------------------     ----------------------
     July 15, 2002     *  In  a  press  release Mr. Coates  asks  Northfield     $3.34
                          Labs' CEO and directors to focus on increasing the
                          share price.

                       *  He  adds, "DeWoskin and the directors can start by
                          disclosing  material information  to  shareholders
                          including the FDA rejection letter and progress by
                          Northfield  in  completing  its  BLA.  This   will
                          immediately  benefit  the shareholders.  The  only
                          reason not to disclose this information is that it
                          may  cost  DeWoskin and several of  the  directors
                          their jobs at Northfield Labs."
------------------        --------------------------------------------------     ----------------------
     July 24, 2002     *  Northfield  announces the resignation of  its  CEO     $4.79
                          Richard DeWoskin and shares that its going forward
                          plan contains the following action items:

                          * Working with the FDA to "resolve as quickly as possible" the issues with the BLA and move forward with PolyHeme's approval process.

                          *  Raising additional capital.

                          *  Partnering with a major pharmaceutical company.

                          * Increasing Northfield's profile in the scientific and investment communities.

                       * NORTHFIELD'S PLAN COPIES (ALMOST WORD FOR WORD) MOST OF MR. COATES' PLAN:

                          * "Pressure the board to remove Richard DeWoskin" (June 4, Dow Jones)

                          * "Get PolyHeme to market as soon as possible" (June 4, Dow Jones)

                          *  "Infus[e]   much   needed  capital   into   the
                             company" (July 9, Filed with the SEC)

                          * "Partner with a major pharmaceutical firm on terms satisfactory to shareholders" (July 9, Filed with the SEC)

                       * Northfield's plan does not provide any action items on how it intends to address its marketing and manufacturing short-comings.

                       *  In addition, NORTHFIELD ANNOUNCES TWO NEW DIRECTOR
                          CANDIDATES:     MR.     BIERBAUM,     REPRESENTING
                          PEPSIAMERICAS, INC., AND MR. NESS,  WHO  WAS  PAID
                          $80,000 FOR CONSULTING WORK BY NORTHFIELD AND  WHO
                          WILL KEEP THAT JOB WHILE A DIRECTOR AT THE COMPANY
                          (IF ELECTED).
------------------        --------------------------------------------------     ----------------------
     July 26, 2002     *  Northfield's preliminary proxy filed with the  SEC     $5.45
                          reveals  that  Mr. DeWoskin will  benefit  from  a
                          separation   and  a  consulting  agreement.    The
                          Northfield  proxy statement says, "THE  SEPARATION
                          AGREEMENT WITH MR. DEWOSKIN PROVIDES FOR THE
                          TERMINATION  OF  HIS  EMPLOYMENT  AGREEMENT   WITH
                          NORTHFIELD,  WITH  THE  EXCEPTION  THAT  HE   WILL
                          CONTINUE  TO  BE ENTITLED TO RECEIVE  A  BONUS  OF
                          $278,048  IF NORTHFIELD RECEIVES FDA APPROVAL  FOR
                          THE  COMMERCIAL  SALE OF POLYHEME  IN  THE  UNITED
                          STATES  FOR ANY INDICATION ON OR PRIOR TO DECEMBER
                          31, 2004."

                       * In addition, Northfield stated that "Mr. DeWoskin's consulting agreement provides for the payment of a monthly consulting fee of $26,962 and the reimbursement of certain reasonable out-of-pocket business and travel expenses incurred by Mr. DeWoskin on behalf of Northfield." MR. DEWOSKIN'S CONSULTING FEES ARE MORE THAN WHAT HE WAS MAKING AS A CEO ($23,460 PER MONTH).

                       *  Northfield's  proxy states that Dr. Moss  and  Dr.
                          Ness   have   provided  consulting   services   to
                          Northfield  and  have received  compensation  from
                          Northfield for their services. Dr. Moss is a party
                          to  a  consulting agreement under which he reviews
                          and  advises  Northfield  on  research  activities
                          relating   to   PolyHeme.  Dr.  Moss'   consulting
                          agreement  expires  in  August  2002,  and  it  is
                          expected  the  agreement will be EXTENDED  for  an
                          additional  year. Dr. Moss received  $60,000  from
                          Northfield  under his consulting agreement  during
                          our  2002  fiscal  year.  Dr.  Ness  has  provided
                          consulting services to Northfield relating to  FDA
                          regulatory matters and the sourcing of  red  blood
                          cells  from  major  blood  banking  organizations.
                          Northfield expects to enter into an agreement with
                          Dr. Ness under which he will AGREE TO CONTINUE  to
                          provide  such  services to  Northfield.  Dr.  Ness
                          RECEIVED  $80,000 from Northfield as  payment  for
                          his  consulting  services during our  2002  fiscal
                          year.
------------------        --------------------------------------------------     ----------------------
     July 31, 2002     *  C.   Robert   Coates  announces  that   Northfield     $4.35
                          Laboratories  is  sending  a  "mixed  message"  by
                          rehiring DeWoskin.

                       * Messrs. Coates and Williams vow to continue the fight as truly independent director candidates.

                       *  Biopure  files with the FDA seeking  approval  for
                          its product (Hemopure).
------------------        --------------------------------------------------     ----------------------
    August 9, 2002     *  Northfield  files its definitive  proxy  statement     $3.86
                          with  the SEC but makes no mention of any progress
                          towards the approval of PolyHeme by the FDA.
------------------        --------------------------------------------------     ----------------------

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